ADVANCED SERIES TRUST

AST Schroders Global Tactical Portfolio

Supplement dated November 29, 2016
to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Schroders Global Tactical Portfolio (the Portfolio), and the Prospectus and Statement of Additional Information for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust, on behalf of the Target Fund (as provided below), recently approved the proposed reorganization of the Target Fund into the Acquiring Fund (as provided below), also a series of the Trust, as outlined below:

Target Fund	Acquiring Fund
AST Schroders Global Tactical Portfolio of Advanced Series Trust	AST Prudential Growth Allocation Portfolio of Advanced Series Trust

The proposed reorganization is subject to approval by the shareholders of the Target Fund. It is anticipated that a proxy statement/prospectus relating to the proposed reorganization transaction will be mailed to the shareholders on or about December 29, 2016 and that the special meeting of the Target Fund’s shareholders will be held on February 16, 2017.

Pursuant to the proposed reorganization, the assets and liabilities of the Target Fund would be exchanged for shares of the Acquiring Fund, and Target Fund shareholders would become shareholders of the Acquiring Fund. No sales charges would be imposed in connection with the proposed reorganization. The Acquiring Fund shares to be received by the Target Fund shareholders in the proposed reorganization would be equal in value to the Target Fund shares held by such shareholders immediately prior to the proposed reorganization. Each of the Target Fund and the Acquiring Fund anticipate obtaining an opinion of counsel to the effect that the proposed reorganization transaction would not result in any adverse federal income tax consequences to either the Target Fund or the Acquiring Fund or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed reorganization transaction will be completed in or around the second quarter of 2017 or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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